NOTE 12: CONVERTIBLE NOTES PAYABLE	12 Months Ended
Dec. 31, 2019
Note 12 Convertible Notes Payable
CONVERTIBLE NOTES PAYABLE
		As at December 31,
	2019	2018	2017
Balance, beginning of period	$-	$-	$-
Issue of notes payable	188,893	—	—
Unrealized foreign exchange loss	3,596	—	—
Interest expense	228	—	—
Balance, end of period	192,717	—	—
Less: non-current portion of notes payable	—	—	—
Current portion of notes payable	$192,717	$—	$—

On December 9, 2019, the Company issued a convertible promissory note payable in the amount of $188,893 (C$250,000). The convertible promissory note payable is due December 9, 2021 and bears interest at 2% per annum. The convertible promissory note is convertible at a share price equal to the closing share price on the date prior to conversion for total shares equal to the face value of the note divided by the closing share price. As the settlement is fixed at the face value of the obligation the Company has determined that the conversion option has $nil value.